November 8, 2019

Cornerstone Capital Access Impact Fund

Institutional Shares – CCIIX

A Series of Capitol Series Trust (the “Trust”)

Supplement to the Prospectus and Summary Prospectus dated October 1, 2019

The Prospectus and Summary Prospectus dated October 1, 2019, of the Cornerstone Capital Access Impact Fund (the “Fund”) is hereby amended to reflect the updated information that follows.

Subscription Period

The Fund will be terminating its subscription period and will begin seeking to achieve its investment objective as of November 11, 2019.

Until November 11, 2019, the Fund’s assets will continue to be kept in cash rather than seeking to achieve its investment objective. The subscription period is designed to allow the Fund to accumulate sufficient assets to construct a portfolio and reduce initial trading costs. The Fund’s investment adviser believes that sufficient assets will have been accumulated as of November 11, 2019, and therefore the Fund will begin to seek to achieve its investment objective as of that date.

Either during or after the subscription period, you may invest in the Fund online or you may contact the Fund by telephone or by mail to complete a transaction. Please see the “How to Buy Shares” section of the prospectus for more details about requesting a transaction.

Further Information

For further information, please contact the Fund toll-free at 1-800-986-6187. You may also obtain additional copies of the Fund’s Prospectus, Summary Prospectus, and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.cornerstonecapitalfunds.com.

Investors Should Retain this Supplement for Future Reference.